UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2004

American Woodmark Corporation®

(Exact name of registrant as specified in its charter)

Virginia	0-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 19, 2004, the Registrant issued a press release announcing the appointment of Jonathan Wolk as Vice President and Chief Financial Officer. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

99.1	The Registrant’s Press Release dated November 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ DENNIS M. NOLAN, JR.	/s/ JAMES J. GOSA
Dennis M. Nolan, Jr. Corporate Controller	James J. Gosa Chairman & Chief Executive Officer

Date: November 19, 2004	Date: November 19, 2004

Signing on behalf of the registrant and as principal accounting officer	Signing on behalf of the registrant and as principal executive officer